UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

Clark Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

121 New York Avenue, Trenton, New Jersey (Address of Principal Executive Offices)	08638 (Zip Code)

Registrant’s telephone number, including area code: 213-488-0226

Global Logistics Acquisition Corporation, 330 Madison Avenue, 6th Floor, New York, New York 10017
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 12, 2008, Clark Holdings Inc. (formerly Global Logistics Acquisition Corporation; the “Registrant”) consummated its acquisition (the “Acquisition”) of The Clark Group, Inc., (“Clark”), a Delaware corporation, and its subsidiaries. After giving effect to the Acquisition and the issuances of shares in the transaction as described herein, the Registrant has outstanding 13,820,276 shares of common stock.

The Acquisition was consummated under the terms of the Stock Purchase Agreement, dated May 18, 2007 and amended as of November 1, 2007, by and among the Registrant, Clark and the stockholders of Clark (the “Sellers,” and the agreement, the “Acquisition Agreement”). The material terms of the Acquisition Agreement are contained in the Registrant’s definitive proxy statement (SEC File No. 001-32735) filed January 28, 2008 (hereinafter referred to as the “Proxy Statement”), in the sections entitled “The Acquisition Proposal,” beginning on page 45 and “The Purchase Agreement,” beginning on page 69, and are hereby incorporated by reference.

At the closing of the Acquisition (the “Closing”), the Registrant purchased all of the issued and outstanding capital stock of Clark for a total consideration of $75,000,000 (of which $72,527,472.53 was paid in cash and $2,472,527.47 was paid by the issuance of 320,276 shares of GLAC common stock valued at $7.72 per share). Pursuant to the Acquisition Agreement, none of the shares of GLAC common stock issued to Clark stockholders at the closing of the Acquisition may be sold in the public market for one year following the closing. During such period, no private sales of such shares may be made unless the transferee agrees to a similar restriction.

At the Closing, an escrow agreement (the “Escrow Agreement”) was entered into providing for (i) $7,500,000 as a fund for the payment of indemnification claims that may be made by the Registrant as a result of any breaches of Clark’s covenants, representations and warranties in the Acquisition Agreement (“Indemnification Escrow”), (ii) $500,000 as a fund to pay the Registrant the amount, if any, by which the average of the working capital on the last day of the month for the twelve months ending March 31, 2008 is higher (less negative) than negative $1,588,462, and (iii) $300,000 as a fund to reimburse Clark and the Registrant for costs incurred in connection with discontinuing certain of Clark’s present operations in the United Kingdom. The material terms of the Escrow Agreement are contained in the section of the Proxy Statement in the section entitled “The Acquisition Proposal – Indemnification of GLAC” on page 46 and “The Acquisition Proposal – Other Escrow Arrangements” on page 50, and are hereby incorporated by reference. The Escrow Agreement is filed as Exhibit10.3 to this Current Report on Form 8-K.

Clark entered into an employment agreement with Mr. Timothy Teagan, effective upon the Closing, providing for Mr. Teagan to serve as President and Chief Executive Officer of Clark. Clark entered into an employment agreement with Mr. John Barry, also effective upon the Closing, providing for Mr. Barry to serve as President and Chief Operating Officer of Clark Worldwide Transportation, Inc., a wholly owned subsidiary of Clark. The material terms of these agreements are contained in the Proxy Statement beginning on page 101 in the section entitled “Director Election Proposal—Employment Agreements.” The employment agreements are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K.

Immediately following the Closing, the Registrant entered into a Credit Agreement by and among the Registrant, Clark and Clark’s direct and indirect subsidiaries, as borrowers, various financial institutions party thereto, as lenders, and LaSalle Bank National Association, as administrative agent (“LaSalle”) (“Credit Agreement”). Pursuant to the Credit Agreement, the Registrant received a financing commitment of up to $30,000,000 for a senior secured credit facility from LaSalle in order to (a) pay for conversion shares, (b) provide working capital for operating the Registrant, Clark and Clark’s direct and indirect subsidiaries and (c) provide for future permitted acquisitions. The Credit Agreement will be more fully disclosed in a Current Report on Form 8-K to be filed shortly hereafter.

Following the Closing, the Registrant changed its name from Global Logistics Acquisition Corporation to Clark Holdings Inc.

Business

The business of Clark is described in the Proxy Statement in the section entitled “Business of The Clark Group” beginning on page 110 and that information is incorporated herein by reference.

Risk Factors

The risks associated with Clark’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 29 and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Registrant and Clark. Reference is further made to the disclosure contained in the Proxy Statement in the section entitled “Clark’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 126, which is incorporated herein by reference.

Properties

The facilities of the Clark are described in the Proxy Statement in the section entitled “Business of The Clark Group – Facilities” on page 118, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership of the Registrant’s common stock as of January 16, 2008 is described in the Proxy Statement in the section entitled “Beneficial Ownership of Securities” beginning on page 145 and that information is incorporated herein by reference.

Prior to the Closing, (i) certain officers and directors of the Registrant and an affiliate of the Sellers, GLAC-Clark Investment, LLC (“Investment LLC”), engaged in a series of purchases of shares of the Registrant’s common stock as set forth in the Current Reports on Form 8-K filed with the Commission on February 1, February 5, February 6, February 7, and February 8, 2008 and (ii) certain officers and directors of the Registrant transferred a portion of the shares of the Registrant’s common stock held by them to Investment LLC.

Upon the Closing, (i) the Registrant issued an aggregate of 320,276 shares of the Registrant’s common stock to Messrs. Teagan and Barry as part of the total consideration for the acquisition and (ii) the Registrant’s outstanding warrants, each to purchase one share of the Registrant’s common stock at an exercise price of $6.00 per share, became exercisable.

In addition, a portion of the stockholders who own shares issued in the Registrant’s initial public offering, consummated on February 17, 2006 (“IPO”), voted against the Acquisition and elected to convert their shares into a pro rata portion of the trust account which holds proceeds from the IPO (“Converting Public Holders”). Assuming all Converting Public Holders perfect their right to convert, as described in the Proxy Statement in the section entitled “Special Meeting of GLAC Stockholders – Conversion Rights” on page 43, the beneficial ownership of the Registrant’s securities will be as follows:

Name and Address of Beneficial Owners(1)	Nunber of Shares		Percent of Outstanding(2)
GLAC-Clark Investment, LLC(3)	3,680,000		26.6%
Wellington Management Company, LLP(4)	1,627,100		11.8%
Charles Royce(5)	1,454,497		9.8%
Dwight Anderson(6)	1,250,000		9.0%
The Baupost Group, LLC(7)	1,160,100		8.4%
T. Rowe Price Associates, Inc.(8)	997,000		7.2%
Fir Tree, Inc.(9)	899,800		6.5%
Dorset Management Corporation(10)	762,400		5.5%
Davis Selected Advisers, L.P.(11)	755,000		5.5%
James J. Martell, Chairman of the Board	1,200,065	(12)	8.4%
Gregory E. Burns, Director	1,121,741	(13)	7.9%
Timothy Teagan, President and Chief Executive Officer	213,517	(14)	1.5%
Edward W. Cook, Director	162,771	(15)	1.2%
Donald G. McInnes, Director	130,953	(16)	*
John Barry, President and Chief Operating Officer of Clark Worldwide Transportation, Inc.	106,759	(17)	*
Maurice Levy, Director	68,523	(18)	*
Brian H. Bowers	0		*
All directors and executive officers as a group (5 individuals)	3,004,329	(19)	20.3%

(1)

Unless otherwise indicated, the business address of each of the individuals is 330 Madison Avenue, Sixth Floor, New York, NY 10017

(2)

Percentages calculated are based on 13,820,276 shares of GLAC common stock outstanding.

(3)

GLAC-Clark Investment, LLC shares power to vote and dispose of the shares with Anderson Media Corporation, the sole member of GLAC-Clark Investment, LLC, and with Charles C. Anderson, Jr., the sole director of GLAC-Clark Investment, LLC, and chairman of the board and chief executive officer of Anderson Media Corporation.  The business address for GLAC-Clark Investment, LLC is c/o Anderson Media Corporation, 6016 Brookvale Lane, Suite 151, Knoxville, Tennessee 37919.  The foregoing information was derived from a Schedule 13D, as filed with the Securities and Exchange Commission on February 7, 2008.

(4)

Wellington Management, in its capacity as investment advisor, may be deemed to beneficially own 1,627,100 shares. The business address of Wellington Management is 75 State Street, Boston, MA 02109. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on February 14, 2007.

(5)

The business address of Mr. Royce is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York NY 10019.

(6)

These shares are directly owned by The Ospraie Portfolio Ltd. (‘‘Portfolio’’), for which Ospraie Management, LLC serves as investment manager. Mr. Anderson is the sole shareholder of Ospraie Management, Inc., which serves as the general partner of Ospraie Holding I., L.P., which serves as the managing member of Ospraie Management, LLC. The business address of Mr. Anderson is 32 Park Avenue, 27thFloor, New York, NY 10022.

(7)

The Baupost Group, LLC is a registered investment advisor. SAK Corporation is the Manager of Baupost. Seth A. Klarman, as the sole Director of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership of the securities beneficially owned by Baupost. The business address for Baupost Group LLC is 10 St. James Avenue, Suite 2000, Boston, MA 02116. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on February 13, 2007

(8)

Includes 954,000 shares owned by T. Rowe Price New Horizons Fund, Inc. and 43,000 shares owned by T. Rowe Price Associates, Inc. The business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202. The foregoing information was was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on February 13, 2007.

(9)

Includes 643,847 shares owned by Sapling LLC and 255,953 shares owned by Fir Tree Recovery Master Fund, LP. Fir Tree, Inc. is the investment manager for each of Sapling and Fir Tree Recovery and has been granted investment discretion over portfolio investments, including the shares of common stock held by each of them. The business address of Fir Tree, Inc. is 505 Fifth Avenue, 23rd Floor, New York, NY 10017. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on February 14, 2007.

(10)

Includes 662,400 shares with sole dispositive power and 100,000 shares with shared dispositive power. David M. Knott is the President of Dorset Management Corporation and may be deemed to have the power to direct the vote and disposition of the common stock held by Dorset Management Corporation. The business address for Dorset Management Corporation is 485 Underhill Boulevard, Suite 205, Syosset, NY 11791. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on February 14, 2007.

(11)

The business address of Davis Selected Advisers, L.P. is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on January 9, 2008.

(12)

Includes 431,818 shares issuable upon exercise of warrants that are presently exercisable.

(13)

Includes 386,364 shares issuable upon exercise of warrants that are presently exercisable.

(14)

Timothy Teagan’s business address is 121 New York Avenue, Trenton, New Jersey 08638.

(15)

Includes 90,909 shares issuable upon exercise of warrants that are presently exercisable.

(16)

Includes 59,091 shares issuable upon exercise of warrants that are presently exercisable.

(17)

John Barry’s business address is 121 New York Avenue, Trenton, New Jersey 08638.

(18)

Includes 27,273 shares issuable upon exercise of warrants that are currently exercisable.

(19)

Includes 995,455 shares issuable upon exercise of warrants that are presently exercisable.

Directors and Executive Officers

The directors and executive officers the Registrant upon the Closing are described in the Proxy Statement in the sections entitled “Summary of the Proxy Statement – The Director Election Proposal; Management of GLAC” beginning on page 15 and “Director Election Proposal” beginning on page 93 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of the Registrant’s executive officers and directors is described in the Proxy Statement in the sections entitled “Director Election Proposal – Compensation of Officers and Directors” beginning on page 100 and “Business of The Clark Group – Clark Compensation Discussion and Analysis” beginning on page 121, and that information is incorporated herein by reference.

Certain Relationships and Related Transactions and Director Independence.

Certain relationships and related party transactions of the Registrant are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 149 and are incorporated herein by reference. Information regarding the independence of the Registrant’s directors is provided in the Proxy Statement in the section entitled “The Director Election Proposal – Independence of Directors” beginning on page 96 and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The market price of and dividends on the Registrant’s common stock and related stockholder matters are described in the Proxy Statement in the section entitled “Price Range of GLAC Securities” on page 155 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities.

Reference is made to the disclosure described in the Proxy Statement in the section entitled “The Acquisition Proposal – General Description of the Acquisition” beginning on page 45, which is incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the acquisition.

Description of Registrant’s Securities to be Registered.

The description of the Registrant’s securities is contained in the Proxy Statement in the section entitled “Description of GLAC Common Stock and Other Securities” beginning on page 153 and is incorporated herein by reference.

Indemnification of Directors and Officers.

The Registrant’s Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or acquisition which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Financial Statements and Supplementary Data.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Registrant and Clark.

Financial Statements and Exhibits.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Registrant and Clark.

Item 2.02 Results of Operations and Financial Condition.

Reference is made to the disclosure contained in the Proxy Statement in the Section entitled “Clark’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 126, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “The Acquisition Proposal – General Description of the Acquisition” beginning on page 45, which is incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the acquisition.

Item 3.03 Material Modification to Rights of Security Holders.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Charter Amendment Proposal” on page 85, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing and as a result of the Acquisition, all of the Registrant’s officers resigned. Messrs. James J. Martell, Gregory E. Burns, Donald G. McInnes, Edward W. Cook, Maurice Levy, Brian H. Bowers and Timothy Teagan became directors of the Registrant. In addition, Mr. Martell retained his position as chairman of the board, Mr. Teagan became chief executive officer and president and Stephen Spritzer became chief financial officer, treasurer and secretary of the Registrant. Reference is made to the disclosure contained in the Proxy Statement in the sections entitled “Summary of the Proxy Statement – The Director Election Proposal; Management of GLAC” beginning on page 15 and “Director Election Proposal” beginning on page 93, which is incorporated herein by reference.

Reference is also made to the disclosure contained in the Proxy Statement in the section entitled “The Director Election Proposal – Employment Agreements” beginning on page 101, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

In connection with the approval of the Acquisition, the Registrant’s stockholders (i) adopted an amendment to the Registrant’s Certificate of Incorporation to change the Registrant’s name to Clark Holdings Inc., (ii) adopted an amendment to the Registrant’s Certificate of Incorporation to remove from the Certificate of Incorporation (a) the preamble, sections A through D, inclusive, and section F of Article Sixth, (b) the last sentence of Article Ninth, and (c) Article Tenth in its entirety, as those provisions are no longer operative upon consummation of the Acquisition, and to redesignate section E of Article Sixth as

Article Sixth and (iii) adopted the 2007 performance equity plan. The Registrant’s amended and restated certificate of incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.06 Change in Shell Company Status.

The material terms of the Acquisition are described in the Proxy Statement in the section entitled “The Acquisition Proposal” beginning on page 45 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Financial Statements.

The financial statements and selected financial information of Clark and its subsidiaries and the Registrant are included in the Proxy Statement in the sections entitled “Selected Historical Financial Information” beginning on page 24, “Selected Unaudited Pro Forma Financial Statements” beginning on page 26 and 76, and “Index to Financial Statements” on page FS-1 (and the audited and unaudited financial statements and related reports referred to in the Index to Financial Statements), which are incorporated herein by reference. In addition, the audited and unaudited financial statements of the Clark and related report beginning on page FS-2 of the Proxy Statement are incorporated herein by reference.

Information with respect to the independent auditors of Clark and its subsidiaries and the Registrant is contained in the Proxy Statement in the section entitled “Independent Auditors” on page 156 and is incorporated in this Current Report on Form 8-K by reference.

Exhibits.

Exhibit	Description
2.1

Stock Purchase Agreement, dated as of May 18, 2007 and amended on November 1, 2007, by and among Registrant, The Clark Group, Inc. and the stockholders of The Clark Group, Inc. (included as Annex A of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

3.1	Amended and Restated Certificate of Incorporation of Registrant*
3.2	Bylaws of the Registrant (incorporated by reference from Exhibit 3.1 to Registrant’s Current Report on Form 8-K, filed December 11, 2007)
4.1	Specimen Unit Certificate*
4.2	Specimen Common Stock Certificate*
4.3	Specimen Warrant Certificate*
4.4	Warrant Agreement (incorporated by reference from Exhibit 4.4 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)
10.1

Employment Agreement, dated May 18, 2007, between The Clark Group, Inc. and Timothy Teagan (included as Annex G of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.2

Employment Agreement, dated May 18, 2007, between The Clark Group, Inc. and John Barry (included as Annex H of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.3

Escrow Agreement, dated February 12, 2008, by and among the Registrant, the Sellers as listed on the signature page thereto, Charles C. Anderson, Jr., or in his absence, Jay Maier, as representative of the Sellers, and Continental Stock Transfer & Trust Company (included as Annex D of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.4

Stockholder Escrow Agreement, dated February 12, 2008, by and among the Registrant, the parties listed under Stockholders on the signature page thereto and The Bank of New York (included as Annex I of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.5

Form of Registration Rights Agreement by and among Registrant and the stockholders listed on the signature page thereto (incorporated by reference from Exhibit 10.7 Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)

10.6	Registrant’s 2007 Long-Term Incentive Equity Plan (included as Annex C of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.7

Credit Agreement dated as of February 12, 2008, by and among GLAC, Clark, the Corporation, Clark Worldwide Transportation, Inc., and Highway Distribution Systems, Inc. and Evergreen Express Lines, Inc., as Borrowers, the various financial institutions thereto, as Lenders, and LaSalle Bank National Association, as Administrative Agent.*

10.8	Penske Truck and Service Lease Agreement dated July 18, 1991, with The Clark Group, Inc.*
10.9	Ryder Truck and Service Lease Agreement dated June 10, 1997, with The Clark Group, Inc.*
10.10	Pac Lease Truck and Service Lease Agreement dated September 15, 2005, with The Clark Group, Inc.*
10.11	Service Agreement dated June 22, 2005, between Clark Distributions Systems, Inc. and Northern and Shell North America Ltd.*
10.12	Service Agreement dated January 1, 2005, between Clark Distribution Systems, Inc. and Rodale.*
10.13	Service Agreement dated April 17, 2003, between R.R. Donnelly & Sons Co. and The Clark Group, Inc.*
10.14	Service Agreement dated October 6, 1998, between Clark Distribution Systems, Inc. and Brown Printing Company.*
10.15	Service Agreement dated June 23, 1992, between Clark Worldwide Transportation, Inc., Commercial Forwarders of Laredo, Inc. and Rodolfo L. Gavin.*
14.1	Registrant’s Code of Ethics (incorporated by reference from Exhibit 14.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005).
21.1	List of Subsidiaries*
99.1	Audit Committee Charter (incorporated by reference from Exhibit 99.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)
99.2	Nominating Committee Charter*
*	To be filed by amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2008
CLARK HOLDINGS INC.

By:	/s/ Stephen Spritzer
Name: Stephen Spritzer
Title: Chief Financial Officer